2 Quarter 2013 Investor Presentation nd Exhibit 99.1

Cautionary Statements
This presentation contains certain performance measures
determined by methods other than in accordance with
accounting principles generally accepted in the United States of
America (“GAAP”). Management of Ameris Bancorp (the
“Company”) uses these non-GAAP measures in its analysis of
the Company’s performance. These measures are useful when
evaluating the underlying performance and efficiency of the
Company’s operations and balance sheet. The Company’s
management believes that these non-GAAP measures provide a
greater understanding of ongoing operations, enhance
comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period.
The Company’s management believes that investors may use
these non-GAAP financial measures to evaluate the Company’s
financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance.
These disclosures should not be viewed as a substitute for
financial measures determined in accordance with GAAP, nor
are they necessarily comparable to non-GAAP performance
measures that may be presented by other companies. Tangible
common equity and Tier 1 capital ratios are non-GAAP
measures. The Company calculates the Tier 1 capital using
current call report instructions. The Company’s management
uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation  of the
Company.  These capital measures may, or
may not be necessarily comparable to similar capital measures that may be presented by other companies.
This presentation may contain statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as
amended. The words “believe”, “estimate”, “expect”, “intend”,
“anticipate” and similar expressions and variations thereof
identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company
undertakes no obligation to publicly update or revise any
forward-looking statements, whether as a result of new
information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors.
Readers are cautioned not to place undue reliance on these
forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s
results of operations and financial condition.

Nashville
Charlotte
Greenville
Columbia
Atlanta
Augusta
Macon
Montgomery
Beaufort
Charleston
Hilton Head
Savannah
Albany
Tifton
Dothan
MOULTRIE
Brunswick
Mobile
Valdosta
Tallahassee
Jacksonville
Panama City
Gainesville
Orlando
Tampa
Ameris Bank Locations
Ameris Bank Mortgage Locations

Corporate Profile

• Headquartered in Moultrie, Georgia
• Founded in 1971 as American Banking Company
• Historically grown through acquisitions of smaller
banks in areas close to existing operations
• Recently announced merger with Prosperity (St.
Augustine, FL) adds 12 Florida offices and $750
million in assets
• Recent growth through de novo expansion strategy
and 10 FDIC-assisted transactions
• Four state footprint with 57 offices
• Approximately 838 FTEs managing 200,000 core
customer accounts

Management and Board Ownership of Approximately 7%
Experienced Management Team
Name, Position
Experience
(Banking / Ameris)
Edwin W. Hortman Jr.
Chief Executive Officer
Andrew B. Cheney
EVP & Chief Operating Officer
Dennis J. Zember Jr.
EVP & Chief Financial Officer
Jon S. Edwards
EVP & Chief Credit Officer
Stephen A. Melton
EVP, Chief Risk Officer
Cindi H. Lewis
EVP, Chief Administrative Officer
T. Stan Limerick
EVP, Chief Information Officer
32/14
36/4
20/8
28/13
32/2
36/36
7/1

Continue to Realize the Positive Impacts of our Earnings Strategies:
•
Continue to drive double digit growth in loans and low-cost/no-cost funding.
•
Maintain improving slope line on operating efficiency believing that the advantage of lower costs will make us more competitive at acquiring higher quality assets.
•
Improve credit quality metrics to allow for a return to normalized credit costs in 2014.
•
Continue success with current non-interest income strategies; pursue additional strategies.
Complete merger with Prosperity and capitalize on our three acquisition themes:
•
Leverage the existing staff/resources of Ameris Bank to gain significant operating leverage.
•
Accelerate the liquidation of remaining problem assets.
•
Gain a normalized NIM on the incremental assets by restructuring their balance sheet (FHLB advances and investment portfolio).

Current Focus

2    Quarter Update –
Financial Condition
dollars in millions, except per share data
Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13
Change
BALANCE SHEET
Total Assets $2,920 $2,949 $3,019 $2,862 $2,809
(3.80)
%
S/T assets & investments 546 492 628 461 418
(23.44)
Loans - noncovered 1,385 1,469 1,499 1,535 1,618
16.84
Loans - covered 602 546 507 461 444
(26.25)
Reserve for loan losses 26 26 24 23 24
(7.69)
Indemnification asset 204 198 159 161 106
(48.04)
Non-interest bearing deposits 429 465 511 491 475
10.72
Interest bearing deposits 2,116 2,116 2,114 1,999 1,968
(6.99)
Tang Common Equity / Assets 8.41
%
8.27
%
8.23
%
8.83
%
9.15
%
8.80
Tangible Book Value $10.29 $10.23 $10.39 $10.57 $10.74
4.37
%
nd

2   Quarter Update –
Operating Results
dollars in millions, except per share data
Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Change
PERFORMANCE
Net Income $2,495 $1,903 $4,672 $5,285 $6,678
167.66
%
Net interest income $28,881 $28,238 $29,559 $28,338 $29,476
2.06
Provision for loan losses $7,225 $6,540 $4,442 $2,923 $4,165
(42.35)
Non-interest income $8,875 $9,831 $11,582 $11,188 $11,385
28.28
Mortgage revenues 3,006 3,740 4,768 4,464 5,001
66.37
Service charges on deposits 4,770 5,121 5,299 4,837 4,695
(1.57)
Non-interest expense $26,623 $28,810 $29,791 $28,884 $26,688
0.24
Salaries & Benefits 12,125 13,766 15,785 13,806 13,381
10.36
Occupancy & DP costs 5,785 5,939 6,907 5,501 5,814
0.50
OREO and problem loan expense 3,423 3,706 2,548 4,844 2,349
(31.38)
Return on Avg Assets 0.34% 0.26% 0.63% 0.74% 0.95%
181.48
Return on Avg TCE 4.18% 3.19% 7.89% 8.54% 10.77%
157.70
Diluted earnings per share 0.07 0.04 0.15 0.20 0.26
271.43
Net interest margin (TE) 4.66% 4.52% 4.72% 4.79% 4.96%
6.44
Efficiency ratio (ex credit costs) 61.45% 65.94% 66.22% 60.82% 59.57%
(3.06)
Net Overhead (ex credit costs) 1.96% 2.07% 2.07% 1.80% 1.84%
(6.00)
%
nd

dollars in millions, except per share data
Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13
Change
CREDIT QUALITY
(1)
Non-performing assets 80,818 75,550 78,735 77,910 71,696
(11.29)
Non-accrual loans 44,421 38,225 38,885 37,476 31,811 (28.39)
OREO 36,397 37,325 39,850 40,434 39,885 9.58
NPAs / Assets 2.77
%
2.56
%
2.61
%
2.72
%
2.55
% (7.94)
Classified Assets / Capital 32.05
%
31.44
%
33.45
%
31.7
%
28.7
% (10.45)
Reserves / Loans 1.92
%
1.80
%
1.63
%
1.57
%
1.56
% (18.75)
Reserves / NPLs 58.98
%
67.76
%
60.67
%
62.39
%
76.13
% 29.08
Net Charge-offs 8,561 5,987 6,399 2,814 2,860
(66.59)
as a % of average loans 2.52
%
1.65
%
1.75
%
0.76
%
0.74
% (70.63)
New Non-accrual loans 15,325 11,829 15,687 8,113 5,749
(62.49)
2   Quarter Update –
Credit Quality
nd

Covered
28%
Agriculture
9%
C&I
7%
Construction
6%
Non-owner
occupied CRE
15%
Owner
Occupied CRE
15%
Consumer
Installment &
Residential
20%

• Diversified loan portfolio across five regions
– Inland Georgia – 50%
– Coastal Georgia – 14%
– Alabama – 8%
• In-house lending limit of $10.0 million versus $75 million legal limit
– 7 loans greater than $5 million
• Loan participations less than 1.00% of total loans
• Aggressive management of concentrations of credit
•
Top 25 relationships
are only 10.8% of total loans, with avg. DSC of 1.98% and LTV of 63.4%

– South Carolina – 15%
– Florida – 13%
Loan Portfolio Detail

Loan Pipeline EOQ (in millions)
$160
$120
$80
$40
$0
$80.8
$67.2
$95.0
$127.4
$139.0
$147.2
$139.2
$141.0
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12
4Q 12
1Q 13
2Q 13

Construction, 6%
Comm'l, Fncl & Agriculture, 51%
Commercial R/E, 41%
Residential R/E, 2%

• Leveraging presence in new markets (top five markets
account for 70% of pipeline: Atlanta, Jacksonville,
Columbia, Savannah, Charleston
•
Upgrading production positions in key markets: limited
changes to expense base but higher levels of quality
production
•
Expanding Mortgage Strategy: Jumbo mortgages,
wholesale, warehouse LOC
•
Leveraging Agricultural expertise:  better yields than in
CRE due to limited competition
• Specialty lines of business that would diversify loan
portfolio
• Yields on current production approximately
5.01%
• 2/3
rds
of production is with existing customers –
higher rates (40bps-50bps from relationships)
• Diversified loan types – not solely chasing CRE
or competing with low rates that do not
compensate for term or quality

Loan Portfolio –
strong loan pipelines
Consistent Loan Pipelines¹
Lending Strategies
Pipeline Opportunities by Type
1 – Loan pipeline amounts consist of all loans management has deemed a 75% or better likelihood of closing.

• $13.3 million
- Largest Relationship has  over 3.0x debt coverage, backed by taxing authority of one of our local markets.
•
1.98x –
Weighted average debt coverage of our 25 largest relationships.
•
63% -
Weighted average loan to value on our 25 largest relationships.
Loan Portfolio
Diversified through smaller relationships as well
Portfolio comprised of smaller relationships
Relationship Totals in Legacy Portfolio
(in millions)
Rank Total O/S % of total
Top 10 $      90.6 5.94%
Top 50 $    275.3 18.06%
Top 100 $    421.7 27.63%
Top 200 $    612.0 40.10%
Top 300 $    738.4 48.38%

Brokered
CDs, 10%
Retail
CDs, 46%
mmda,
13%
now/sav,
20%
nib, 10%

MMDA, 23%
NOW &
Savings, 29%
Retail Time,
27%
DDA, 19%
Brokered, 1%

• $0.44 per share –
Additional earnings embedded in today’s Balance Sheet vs. 2008.
Today’s deposit mix would have reduced interest expense by 30% in 2008, or $16.0 million.
• Built significant value in our core deposit base
• Focused largely on “Non-Rate Sensitive” deposits
Significant Value in Deposit Portfolio
Future revenue opportunity is large, and growing
Deposit Composition – 6/30/13
Deposit Composition – 12/31/08

FDIC Indemnification Asset
Managing towards the end of loss share protection
I/A – Indemnification Asset for reimbursement on expected losses from the FDIC
1- Months remaining to collect remainder of indemnification asset is a weighted average based on the indemnification asset at
6/30/2013.
2 - Current Estimate of losses includes all losses incurred to date as well as reimbursable expenses plus expected losses not incurred for which there is a corresponding indemnification asset.  Original estimate of losses includes gross losses identified in due diligence and 10%
for workout expenses.
Classifieds Maturing
After L/S All Loans
Bank
Original I/A
(000's)
Current I/A
(000's)
% of Original
I/A
Remaining
Months to
Collect
Original
Estimate of
Losses (000's)
Current
Estimate of
Losses (000's)
Current
Estimate as a
% of Original NBV I/A NBV I/A on loans
AUB 24,200 1,691 7.0% 14.2 33,275 25,826 77.6% 1,028 39 21,607 1,691
USB 21,640 2,153 10.0% 15.2 29,755 39,095 131.4% 3 - 20,746 2,042
SCB 22,400 2,550 11.4% 21.2 30,800 28,811 93.5% 620 14 35,596 2,305
FBJ 11,307 4,236 37.5% 27.2 15,547 10,819 69.6% 12 50 24,069 4,068
TBC 22,807 3,885 17.0% 28.2 31,360 27,310 87.1% 132 62 34,318 2,565
DBT 112,404 23,512 20.9% 28.2 160,577 135,173 84.2% 1,105 368 105,182 21,895
HTB 49,485 10,511 21.2% 35.1 68,042 52,364 77.0% 1,094 625 65,165 7,762
OGB 45,488 12,319 27.1% 35.1 62,546 34,770 55.6% 216 78 59,194 9,160
CBG 52,664 18,889 35.9% 42.2 72,413 48,780 67.4% 1,565 662 77,848 17,210
362,395 79,746 22.0% 32.6 504,315 402,949 79.9% 5,775 1,899 443,725 68,699

Recurring Quarterly Revenue
(in millions)
Revenue (in millions)
$45.0
$35.0
$25.0
$15.0
$25.0
$28.3
$29.3
$34.6
$36.4
$40.7
$40.9
2Q 2010
4Q 2010
2Q 2011
4Q 2011
2Q 2012
4Q 2012
2Q 2013

• 2012 - 2013 revenue gains boosted by growing loan portfolio and success in non-interest income strategies.
• 2013-2015 strategy demands:
• Diversification of revenue with more emphasis on highly profitable non-interest income LOB’s that enhance ROA and reduce burden on capital leverage
• Protect our advantage from strong net interest margins with emphasis on creating a highly favorable funding mix

Earnings –
Continued Growth in Revenue
Revenue growth through this cycle with
opportunistic strategies:
15%+ compounded annual growth rate in
          total revenue over the last three years
        Revenue has grown faster than earning assets
        Significant amount of assets that will be
          deployed over the next 3 years that will
          significantly boost revenue and earnings
>30% - CGR for mortgage related
revenue
>21% - CGR for debit interchange fees
>8% - CGR for analysis and overdraft
fees

5.30
4.70
4.10
3.50
4.21
4.54
4.66
4.79
4.97
Q2 '11
Q4 '11
Q2 '12
Q4 '12
Q2 '13
ABCB Margin
UBPR Peer Group

(1) Maturity and Repricing Opportunity are amounts and yields maturing in the designated quarter
(2) Ameris Bank net interest margin on a fully taxable-equivalent basis, excludes H/C level TRUPs
.
Loans CDs
Quarter Yield Quarter Yield
Q4 '11 5.38% Q4 '11 0.67%
Q1 '12 5.48% Q1 '12 0.65%
Q2 '12 5.45% Q2 '12 0.54%
Q3 '12 5.28% Q3 '12 0.51%
Q4 '12 5.11% Q4 '12 0.44%
Q1 '13 5.13% Q1 '13 0.49%
Q2 '13 5.01% Q2 '13 0.42%
• 79.6% of lost revenue from loan repricing covered by CD renewal savings.
• Management expects limited dilution (5-10bps) in NIM from balance sheet repricing and believes volume expansion can more than offset revenue impacts.
Earnings -
Net Interest Margin
Net Interest Margin
(2)
(%)
“Acquisition Yields”

Non-Interest Income to Assets
ABCB NII/Avg Assets
Peers (over $3 billion)
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.82%
0.93%
0.90%
0.97%
1.21%
1.34%
1.53%
1.57%
1.62%
2Q 11
4Q 11
2Q 12
4Q 12
2Q 13

Quarterly Mortgage Revenue
6,000
4,000
2,000
0
382
930
1,209
1,475
3,001
3,740
4,768
4,464
5,001
2Q 11
4Q 11
2Q 12
4Q 12
2Q 13

Serious about building strength and diversification in non-
interest income sources
• Moving away from deposit charges
• Researching unique lines of business
• Momentum in our numbers coming from mortgage
revenue; we believe we can duplicate that strategy
with other LOBs by hiring expertise
Earnings –
Non-Interest Income
2Q 2013 Mortgage Stats:
•
•
•
•
Pretax profit of 32.2% of fee revenue.  Believe this is
sustainable in the short-term, trending to industry
average long-term.
70% purchase business vs. 64% in the
2
quarter of
2012.
28% Government
72% Conventional
nd

Details regarding the recently announced Corporate Restructuring:
• Closed 13 branches since mid-2012.
• Reduced banking division and corporate headcount by 85 since 3Q 2012. (11.2% of workforce)
•
To date, we have retained 75%+ of the loans and deposits.
• Future efficiency efforts include:
• RE-engineering loan production and loan maintenance systems
• Continued downsizing of SAD department commensurate with problem assets
• Continue evaluating branch network for underperforming offices or markets
Earnings -
Corporate Restructure & Improved Efficiency
Three Months Ended Six Months Ended
Jun. Mar. Dec. Sept. Jun. Jun. Jun.
2013 2013 2012 2012 2012 2013 2012
Total Operating Expenses 26,688 28,884 29,791 28,810 26,623 55,572 60,869
Less: Credit related expenses (2,349) (4,844) (2,548) (3,706) (3,423) (7,193) (16,162)
Less: Mortgage related expenses (4,717) (3,721) (3,589) (2,958) (1,861) (8,438) (3,344)
Core Operating Expenses - Ameris Bank 19,622 20,319 23,654 22,146 21,339 39,941 41,363
Reported Efficiency Ratio 65.32% 72.76% 71.85% 75.68% 70.51% 68.98% 65.63%
Operating efficiency net of credit costs 59.57% 60.56% 65.70% 65.94% 61.45% 60.05% 61.49%

M&A Opportunities
(Significant opportunity building in our 4-State Footprint)
Southeast Banking Statistics show positive and
negative trends.
(Data for
563
banks smaller than Ameris Bank in our four states)
Improving Ratios:
20%
–
Banks with Texas ratios still over 75%.  Down from 28%
one year ago.
18%
– Banks with capital ratios below 8.00% T1 Leverage.
Down from 22% one year ago. (virtually all from deleveraging)
8%
– Improvement in the median ROAA (from 0.53% to
0.57%)
Indicators that Consolidation is necessary:
60%
–
Banks with less revenue in 1Q 2013 compared to 1Q
2012.
58%
–
Banks with worse efficiency ratios in 1Q 2013
compared to 1Q 2012.
59%
–
Banks with smaller loan books today than in 1Q
2012.
62%
–
Banks that failed to expand the distance between
net interest income and non-interest expense.
• Improvement in credit quality and capital levels
of targets and the earnings and multiples of
acquirers should produce continued ramp in
M&A.
• More banks are shrinking than growing.  Fierce
competition for higher quality assets being won
by those that can afford it (those with better
efficiency and funding sources)
• Too few banks have come to grips with need for
better efficiency.  Because growth is constrained,
M&A is evaluated positively against branch
closures, reduction in force strategies, etc.

Pro Forma Highlights
(1)
• Natural market extension
adds meaningful scale
• Improves the value of our
franchise
• Exceptional pro forma
financial profile
Financial data as of most recent quarter available
(1) Excludes purchase accounting adjustments
Assets …………………………… $3.6 billion
Loans …………………………… 2.5
Deposits …………………………… 3.0
Branches …………………………… 69
Acquisition of Prosperity Banking Company -
Proforma

Charleston
Columbia
Greenville
Atlanta
Montgomery
Moultrie
Tallahassee
Savannah
Jacksonville
St. Augustine
Ameris
Prosperity

• Adds to our growing Northeast Florida presence
• Higher-growth Florida markets represent a natural connection with our current footprint
• Opportunity to become one of a few mid-sized community banks in the Jacksonville MSA
• 20+% accretive to EPS
•
Manageable tangible book value dilution and earnback period approximately 3.25 years
• Ameris to remain “well-capitalized”
• Market extension with like-minded community bank
• Leverages management experience in Northeast Florida
• Experienced Southeast acquiror – 10 deals in the last 4 years
•
Thorough due diligence process completed with 75% of the loan portfolio and
100% of OREO reviewed
Franchise
Accretive
Financially
Accretive
Low-Risk
Acquisition of Prosperity Banking Company -
Rationale

Acquiror: Ameris Bancorp (NASDAQ: ABCB)
Target: Prosperity Banking Company (Private)
Transaction Value:
(1)
$15.7 million
Consideration Mix: Up to 50% cash at shareholder election
Per Share Consideration: 3.125 shares ABCB stock or $41.50 in cash per each Prosperity share
Price / Tangible Book Value (%): 88.7%
Capital Raise: No additional capital required to complete the transaction
Required Approvals: Customary Regulatory and Prosperity shareholder approvals
Expected Closing: Late third quarter of 2013
(1) Assumes stock consideration of 100%; based on ABCB's closing price of $13.32 as of 5/1/13 and a fixed exchange ratio of 3.1250x
Prosperity common shares outstanding of 377,960 as of 12/31/12
Acquisition of Prosperity Banking Company -
Terms

First Quarter 2013 Investor Presentation